UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2016 (May 5, 2016)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55598 (Commission File Number)	45-4478978 (I.R.S. Employer Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices, including zip code)

(212) 454-6260
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

Articles of Amendment

On May 9, 2016, RREEF Property Trust, Inc. (the “Company”) filed Articles of Amendment to the Company’s Articles of Amendment and Restatement (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland in response to the request of a state securities administrator. The Articles of Amendment (1) revise the definition of a Roll-up Transaction and certain cross-references thereto, (2) remove certain sunset provisions related to the delivery of the annual report and (3) revise certain indemnification provisions. The amendments were voted on and approved by the Company’s stockholders at our annual stockholder meeting. The Articles of Amendment became effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

The foregoing summary of the terms of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 5, 2016, the Company held its annual meeting of stockholders at 345 Park Avenue, 24th floor, New York, New York, 10154. Stockholders representing 3,988,379 shares, or 58.41% of the outstanding shares of the Company’s common stock, $0.01 par value per share, outstanding as of March 15, 2016, were present in person or were represented at the meeting by proxy.

The purpose of this meeting was to consider and vote upon the following three proposals:

1.	To elect seven individuals to the board of directors for the ensuing year and until their respective successors are elected and qualify;

2.	To consider and vote upon a proposal to amend a provision of the Company’s Articles of Amendment and Restatement to comply with a request from a state securities administrator; and

3.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

At the annual meeting, the stockholders elected all seven director nominees, adopted the Articles of Amendment and ratified the appointment of KPMG LLP. The votes cast with respect to each proposal were as follows:

	Votes For	Votes Withheld
Proposal 1: Election of Directors
W. Todd Henderson	3,980,341	8,038
James N. Carbone	3,980,341	8,038
Marc L. Feliciano	3,980,341	8,038
Murray J. McCabe	3,980,341	8,038
Deborah H. McAneny	3,980,341	8,038
M. Peter Steil, Jr.	3,980,341	8,038
Charles H. Wurtzebach, Ph.D.	3,980,341	8,038

	Votes For	Votes Against	Abstentions
Proposal 2: Amendment to the Charter	3,450,412	12,792	9,905

	Votes For	Votes Against	Abstentions
Proposal 3: Ratification of Appointment of KPMG LLP	3,974,710	3,764	9,905

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The exhibit filed as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF PROPERTY TRUST, INC.

By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: May 10, 2016

EXHIBIT INDEX
Exhibit No. Description

3.1	Articles of Amendment.